UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 2, 2009
NORTHFIELD LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24050	36-3378733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1560 Sherman Avenue
Suite 1000
Evanston, Illinois 60201-4800
(Address of Principal Executive Offices and Zip Code)
(847) 864-3500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.
     On June 2, 2009, Northfield Laboratories Inc. (the “Company”) issued a press release stating that it had received a letter from the staff of the Nasdaq Stock Market indicating that the Company’s common stock will be delisted from the Nasdaq Global Market as of the opening of trading on June 11, 2009. The Company does not intend to appeal the determination of the Nasdaq staff with respect to the delisting of its common stock.
     A copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2009	NORTHFIELD LABORATORIES INC.
	By:	/s/ Robert L McGinnis
Robert L. McGinnis
Senior Vice President - Operations

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 2, 2009.